As filed with the Securities and Exchange Commission on January 24, 2003

                                            Securities Act File No. 333-______
                                    Investment Company Act File No. 811-21286

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /x/
                          Pre-Effective Amendment No.                 / /
                         Post-Effective Amendment No.                 / /
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                /x/
                                 Amendment No.                        / /
                         ----------------------------
                    Preferred Income Strategies Fund, Inc.
              (Exact Name of Registrant as Specified In Charter)
                         ----------------------------
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800
                         -----------------------------
                                Terry K. Glenn
                    Preferred Income Strategies Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                           -------------------------
                                  Copies to:

     Philip L. Kirstein, Esq.                 Laurin Blumenthal Kleiman, Esq.
    FUND ASSET MANAGEMENT, L.P.               SIDLEY AUSTIN BROWN & WOOD LLP
           P.O. Box 9011                             787 Seventh Avenue
  Princeton, New Jersey 08543-9011             New York, New York 10019-6018
                           -------------------------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. / /


                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

========================================== ===================== ==================== ===================== ====================
                                                                      Proposed              Proposed
                                                  Amount               Maximum              Maximum              Amount of
                Title of                          Being            Offering Price          Aggregate           Registration
       Securities Being Registered           Registered(1)(2)        Per Unit(1)       Offering Price(1)          Fee(3)
------------------------------------------ --------------------- -------------------- --------------------- --------------------
Common Stock ($.10 par value).........        66,667 shares            $15.00              $1,000,005               $93
========================================== ===================== ==================== ===================== ====================


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Includes ___________ shares subject to the Underwriter's overallotment option.
(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                             Subject to Completion
                 Preliminary Prospectus dated January 24, 2003

PROSPECTUS
                              ___________ Shares

                    Preferred Income Strategies Fund, Inc.
                                 Common Stock

     Preferred Income Strategies Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. The primary investment objective of the Fund is to seek current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. Under normal market conditions, at least 80% of the Fund's assets will be invested in a portfolio of preferred securities, including convertible preferred securities. The Fund intends to invest at least 80% of the its total assets in preferred securities or debt securities that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund allocates its investments among various industries and among issuers in such industries. The Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund will also emphasize investments in the industries comprising the utilities sector. Such an emphasis may subject the Fund to certain risks. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under current market conditions, the Fund expects to invest primarily in fully taxable preferred securities. The Fund may invest without limitation in U.S. dollar denominated securities of issuers domiciled outside the United States. There can be no assurance that the Fund's investment objectives will be realized.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than ("at a discount to") their net asset value. The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol "_____." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriter does not intend to make a market in the Fund's shares. Consequently, an investment in the Fund may be illiquid during that time.

     The Fund may leverage through borrowings, or the issuance of preferred stock or debt securities. Within approximately three months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately ___% of the Fund's capital, or approximately ___% of the Fund's common stock equity, immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks.

                         ----------------------------

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                           -------------------------

     Investing in the Fund's common stock involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page __ of this prospectus.

                           -------------------------

                                                Per Share           Total
                                                ---------           -----
     Public offering price....................    $15.00              $
     Underwriting discount....................    $                   $
     Proceeds, before expenses, to the Fund...    $                   $

     The underwriter may also purchase up to an additional _________ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The shares will be ready for delivery on or about April   , 2003.

                   ----------------------------------------
                              Merrill Lynch & Co.
                   ----------------------------------------

                The date of this prospectus is April   , 2003.

                               TABLE OF CONTENTS

                                                               Page
                                                               ----

Prospectus Summary................................................1
Risk Factors And Special Considerations...........................6
Fee Table........................................................10
The Fund.........................................................11
Use Of Proceeds..................................................11
Investment Objectives And Policies...............................11
Other Investment Policies........................................16
Risks And Special Considerations Of Leverage.....................25
Investment Restrictions..........................................30
Directors And Officers...........................................31
Investment Advisory And Management Arrangements..................33
Portfolio Transactions...........................................35
Dividends And Distributions......................................37
Taxes............................................................38
Automatic Dividend Reinvestment Plan.............................41
Mutual Fund Investment Option....................................43
Net Asset Value..................................................43
Description Of Capital Stock.....................................44
Custodian........................................................47
Underwriting.....................................................47
Transfer Agent, Dividend Disbursing Agent And Registrar..........49
Accounting Services Provider.....................................49
Legal Opinions...................................................49
Independent Auditors And Experts.................................49
Additional Information...........................................49
Independent Auditors' Report.....................................50
Appendix A......................................................A-1

                         ----------------------------

     Information about the fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                         ----------------------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                              PROSPECTUS SUMMARY

This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund Preferred Income Strategies Fund, Inc. is a newly organized, non-diversified, closed-end management investment company.

The Offering                    The Fund is offering _________ shares of
                                common stock at an initial offering price of $15.00 per share. The common stock is being offered by Merrill Lynch, Pierce, Fenner &
                                Smith Incorporated as Underwriter. The
                                Underwriter may purchase up to an additional
                                ______ shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objectives           The primary investment objective of the Fund
and Policies                    is to provide stockholders with current
                                income. The secondary investment objective of the Fund is seek capital appreciation. The
                                Fund seeks to achieve its objectives by
                                investing primarily in a portfolio of
                                preferred securities, including convertible preferred securities which may be converted into common stock or other securities of the same or a different issuer ("preferred securities"). The Fund may invest in fixed rate and adjustable rate securities. The Fund may invest in securities of any maturity.
                                There can be no assurance that the Fund's investment objectives will be realized.

                                Preferred Securities. Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of preferred securities.

                                Under current market conditions, the Fund expects to invest primarily in taxable preferred securities. Pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"), payments on many types of preferred securities in which the Fund plans to invest do not qualify for the dividends received deduction (the "Dividends Received Deduction"). The Dividends Received Deduction generally allows corporations to deduct 70% of dividends received from their income. Most of the Fund's distributions generally will not qualify for the Dividends Received Deduction. In addition, most distributions from the Fund are not expected to be excludable from an individual's taxable income under certain tax proposals currently under preliminary discussion by federal governmental officials. These discussions are preliminary, so their impact on the Fund and its stockholders cannot be predicted.

                                Debt Securities and Common Stock. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities ("debt securities"). The Fund also may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stock pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of a portfolio security or similar transaction.

                                The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser's assessment of market conditions.

                                Credit Quality. Under normal market
                                conditions, the Fund will invest at least 80% of its total assets in preferred securities and debt securities that are rated investment grade by the established rating services (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's")) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

                                The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade (Ba or lower by Moody's or BB or lower by Standard & Poor's) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Such securities must be issued by an issuer having outstanding a class of senior debt rated investment grade.

                                Foreign Securities. The Fund may invest
                                without limitation in securities of issuers domiciled outside the United States provided that the securities are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

                                Portfolio Management Techniques. The Fund may use a variety of strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inversed securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales.

                                The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The strategies the Fund uses to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to enhance income or hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

                                Investment Emphasis. The Fund will allocate its investments among industries and among issuers in such industries, based on the Investment Adviser's evaluation of market and economic conditions. The Fund expects to have significant exposure to the financial services sector and will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also may emphasize investments in the utilities sector; however, the Fund may not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Such an emphasis may subject the Fund to certain risks.

Use of Leverage by the          Issuance of Preferred Stock. The Fund may
Fund                            borrow money, issue debt securities or issue
                                shares of preferred stock in amounts up to 33?% of the value of its total assets to finance additional investments. The Fund intends to offer shares of preferred stock within three months after completion of this offering. The preferred stock will represent approximately ___% of the Fund's capital, including the capital raised by issuing the preferred stock or approximately ___% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued. Issuing preferred stock will result in the leveraging of the common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The money raised by the preferred stock offering will be invested in preferred securities and longer term obligations in accordance with the Fund's investment objectives. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not issue preferred stock because the fees will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred stock.

                                Potential Benefits of Leverage. Under normal market conditions, longer term obligations produce higher yields than short and medium term obligations. The Investment Adviser believes that the income the Fund receives from its long term investments will exceed the amount of interest the Fund must pay to the preferred stockholders. Thus, the Fund's use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged.

                                Risks of Leverage. The use of leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Since any decline in the value of the Fund's investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. In addition, fluctuations in the dividend rates paid on, and the amount of taxable income allocable to, the preferred stock will affect the yield to common stockholders. There can be no assurance that the Fund will earn a higher net return on its investments than the then current dividend rate it pays on the preferred stock. Under certain conditions, the benefits of leverage to common stockholders will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to common stockholders than if the Fund were not leveraged.

                                During times of rising interest rates, the market value of the Fund's portfolio investments and, consequently, the net asset value of its shares may decline. The Fund expects to leverage its portfolio by issuing preferred stock, which may accentuate the potential decline. The Fund may also invest in inverse floating obligations and similar securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

                                Distributions. When the Fund issues preferred stock, common stockholders will receive all of the Fund's net income that remains after it pays dividends on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends.

                                Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or part of the preferred stock if it believes that the Fund's leveraged capital structure will cause common stockholders to obtain a lower return than they would if the common stock were unleveraged for any significant amount of time.

                                Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund's Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund's Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund's Articles of

                                Incorporation, the Investment Company Act of
                                1940, as amended, and Maryland law. Otherwise, common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

                                Ratings. Before it offers the preferred stock, the Fund intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred stock. The Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.

Listing Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "____." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. During that time, the Underwriter does not intend to make a market in the Fund's common stock. Consequently, an investment in the Fund may be illiquid during that time.

Investment Adviser              Fund Asset Management, L.P., the Investment
                                Adviser, provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.____% of the Fund's average weekly net assets
                                (including assets acquired from the sale of any preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

Dividends and                   The Fund intends to distribute all or a
Distributions                   portion of its net investment income monthly,
                                and net realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of all or a portion of net investment income that remains after the Fund pays dividends on the preferred stock. At times, in order to maintain a stable level of monthly dividends to common stockholders, the Fund may, but is not required to, pay out less than all of its net investment income or pay out accumulated undistributed income in addition to net investment income. The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least
                                200%. If the Fund issues preferred stock representing ___% of its total capital, the preferred stock's asset coverage will be approximately ___%. If the Fund's ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for stockholders.

Yield Considerations            The yield on the Fund's common stock will vary
                                from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay interest or dividends on such securities, changes in interest rates, including changes in the relationship between short term rates and long term rates, the amount and timing of borrowings and the issuance of the Fund's preferred stock or debt securities, the effects of borrowings, preferred stock or debt securities leverage on the common stock discussed above under "Leverage," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

Automatic Dividend              Dividend and capital gains distributions
Reinvestment Plan               generally are used to purchase additional
                                shares of the Fund's common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund Investment          Investors who purchase shares through the
Option                          Underwriter in this offering and later sell
                                their shares have the option, subject to certain conditions, to purchase Class [A] shares of certain funds advised by the Investment Adviser or its affiliates with the proceeds from such sale.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's common stock should not constitute a complete investment program.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Prior to the time the Fund's common stock is listed on the New York Stock Exchange or another national securities exchange, an investment in the Fund may be illiquid.

     Shares of closed-end management investment companies that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     Non-Diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax law.

     Market Risk and Selection Risk. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the market relevant invoices, or other funds with similar investment objectives and investment strategies.

     Preferred Securities. The Fund invests primarily in a diversified portfolio of preferred securities, including convertible preferred stock which may be converted into common stock or other securities of the same or a different issuer. There are special risks associated with investing in preferred securities:

     o Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments because preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments.

     o Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Once the issuer pays all the arrearages, however, the preferred security holders no longer have voting rights.

     o Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

     o Deferral. Preferred securities also may include provisions that permit the issuer, at its discretion, to defer dividend distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

     o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

     Dividends Received Deduction. Under current market conditions, the Fund expects to invest primarily in certain types of preferred securities, the income from which does not qualify for the Dividends Received Deduction under section 243 of the Code. The Dividends Received Deduction generally allows corporations to deduct 70% of dividends received from domestic corporations from their income. Most of the Fund's portfolio income will generally not qualify for the Dividends Received Deduction. In addition, most distributions from the Fund are not expected to be able to be excluded from an individual's taxable income under certain tax proposals currently under preliminary discussion by federal governmental officials. These discussions are preliminary, so their impact on the Fund and its stockholders cannot be predicted.

     Tax Risk. The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Additionally, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

     Investment Emphasis. Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. The Fund is expected to have significant exposure to the companies comprising the financial services industries and, to a lesser extent, to the utilities industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. These policies also make the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services and utilities industries.

     Net Asset Value; Interest Rate Sensitivity; Credit Quality and Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as preferred and debt securities, goes down. Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. A decline in the credit quality or financial condition of fixed income securities in which the Fund invests may result in the value of such securities held by the Fund, and hence the Fund's net asset value, going down. A serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Given that the Fund uses market prices to value many of its investments, any decrease in the market value of the fixed income securities held by the Fund will result in a decrease in the Fund's net asset value.

     Leverage. The Fund may borrow money, issue debt securities or issue preferred stock in amounts up to 33?% of the value of its total assets. The Fund currently plans to issue preferred stock, as soon as practicable after the completion of this offering. The preferred stock will represent approximately ___% of the Fund's capital, including capital raised by issuing the preferred stock. Leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock, because common stockholders bear the effects of changes in the Fund's investments. Leverage also creates the risk that the investment return on shares of the Fund's common stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

     Portfolio Management Techniques. The Fund may engage in various portfolio strategies involving derivatives both to increase the return of the Fund and to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. In addition, if the counterparty to an interest rate hedging transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund is not required to use derivatives to enhance income or to hedge its portfolio and may not do so. There can be no assurance that the Fund's strategies will be effective. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund may also make a short sale ("against the box") by selling a security which the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Options and Futures Transactions. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transaction for hedging purposes or to enhance its return and may choose not to do so.

     Interest Rate Transactions. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's return the Fund may enter into interest rate swap transactions. In swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The Fund is not required to enter into interest rate swaps for hedging purposes or to enhance its return and may choose not to do so.

     Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States, provided that the securities are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars. The Fund's investments in such issuers involve certain risks that are not involved in domestic investments, including fluctuation in foreign interest rates, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations.

     Liquidity of Investments. Certain fixed income securities, including preferred and debt securities, in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid debt instruments may trade at a discount from comparable, more liquid investments.

     Debt Securities. The Fund may invest up to 20% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

     High Yield or "Junk Bonds." The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade. Non-investment grade securities are often referred to as "high yield" securities, or in the case of non-investment grade debt securities "junk bonds". Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) than investments in higher rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer's ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High yield securities may be unsecured and may be subordinated to other creditors of the issuer.

     Convertible Securities and Common Stock. The preferred securities and debt securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

     The Fund may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock.

     Antitakeover Provisions. The Fund's Articles of Incorporation and the General corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


                                                      FEE TABLE

           Stockholder Transaction Fees:
                 Maximum Sales Load (as a percentage of offering price)....................              %
                 Offering Expenses Borne by the Fund (as a percentage of offering price) (a)             %
                 Dividend Reinvestment Plan Fees...........................................           None
           Annual Expenses (as a percentage of net assets attributable to common stock):
                 Investment Advisory Fee (b)(c)............................................          0.__%
                 Interest Payments on Borrowed Funds (c)...................................          ____%
                 Other Expenses (b)(c).....................................................          ____%
                                                                                                    ------
                    Total Annual Expenses (b)(c)...........................................          ____%
                                                                                                    ======




                                                                         1 Year     3 Years     5 Years     10 Years
                                                                         ------     -------     -------     --------
Example:

An Investor would pay the following expenses on a $1,000 investment, assuming total annual expenses of ___% (assuming leverage of ___% of the Fund's total assets) and a 5% annual return throughout the
periods                                                                  $____       $____       $____        $____


--------------

(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund. The offering costs to be paid by the Fund are not included in the expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. If the Fund offers preferred stock in an amount equal to approximately ___% of the Fund's capital, the costs of that offering, estimated to be approximately ___% of the total dollar amount of the preferred stock offering, will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock. These offering costs are estimated to be approximately $___ per share of common stock. These offering costs are not included in the expenses shown in the table.
(b)      See "Investment Advisory and Management Arrangements"-- page ____.
(c) Assumes leverage by issuing preferred stock in an amount equal to approximately ___% of the Fund's capital at a dividend of ____%. The Fund intends to use leverage only if the Investment Adviser believes that it would result in higher income to stockholders over time. See "Risk Factors and Special Considerations-- Leverage" and "Other Investment Policies-- Leverage." If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be 0.___%, Interest Payments on Borrowed Funds would be 0.00%, Other Expenses would be 0.___% and Total Annual Expenses would be 0.___%.

     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   THE FUND

     Preferred Income Strategies Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on January 23, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's Investment Adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock-- Certain Provisions of the Articles of Incorporation and By-Laws."


                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $__________ (or approximately $_______________ assuming the Underwriter exercises the overallotment option in full) after payment of offering costs estimated to be approximately $___________ and the deduction of the underwriting discount.

     The net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies within approximately three months after completion of the offering of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short term money market instruments. See "Investment Objectives and Policies."


                      INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to seek capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities which may be converted into common stock or other securities of the same or a different issuer ("preferred securities"). The Fund will invest at least 80% of its assets in preferred securities. For this purpose, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change as required by the rules under the 1940 Act. Under normal market conditions the Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio of preferred securities may include both fixed and adjustable rate securities. There can be no assurance that the Fund's investment objectives will be realized.

     The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

     The Fund allocates its investments among various industries and among issuers in such industries based on the Investment Adviser's evaluation of market and economic conditions. Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector, however the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Such an emphasis may subject the Fund to certain risks.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade by the established rating services (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's")) or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated below investment grade (Ba or lower by Moody's and BB or lower by Standard & Poor's) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Such securities must be issued by an issuer having outstanding a class of senior debt rated investment grade.

     Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, are considered to have speculative characteristics. Standard & Poor's regards such securities as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of Standard & Poor's, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics. Securities rated BB by Standard & Poor's and Ba by Moody's are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade rating categories by Moody's and Standard & Poor's, including a description of their speculative characteristics, are set forth in Appendix A. All references to securities ratings by Moody's and Standard & Poor's in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Baa1, Baa2 and Baa3 in the case of Moody's and BBB+ and BBB- in the case of Standard & Poor's). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or weighted average portfolio. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

     The Fund may also invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions.

     The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser's assessment of market conditions.

     Investment in the common stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio comprised primarily of preferred securities, some of which are a type of investment typically not offered to individual investors. The Investment Adviser provides professional management which includes the extensive credit analysis needed to invest in preferred securities, foreign securities, junk bonds and convertible securities. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Adviser may seek to enhance the yield or capital appreciation of the Fund's common stock by leveraging the Fund's capital structure through the issuance of preferred stock. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See "Risks and Special Considerations of Leverage--Effects of Leverage."

     The Fund may engage in various portfolio strategies to seek to enhance its return or to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inversed securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may vary its investment policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

     The Fund may invest in, among other things, the types of instruments described below:

Description of Preferred Securities

     Under normal market conditions the Fund will invest at least 80% of its total assets in preferred securities. Generally, preferred stocks receive dividends prior to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred and common stocks is typically eligible for the dividends received deduction allowed to corporate shareholders ("Dividends Received Deduction") pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). Preferred stocks do not usually have voting rights equivalent to common stock of the same issue but may be convertible into common stock. Perpetual preferred stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. Generally, no redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are in a subordinated position in an issuer's capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable Preferred Securities. Under current market conditions, the Fund intends to primarily invest in taxable preferred securities (often referred to as "hybrid" preferred securities) the payments on which do not qualify for the Dividends Received Deduction but do constitute deductable interest expenses for issues thereof. Pursuant to Section 243 of the Code, corporations may generally deduct 70% of the dividend income they receive from domestic corporations. Corporate shareholders of a regulated investment company, for which status the Fund intends to qualify, generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, not all preferred securities pay dividends that are eligible for the Dividends Received Deduction. The types of taxable preferred securities in which the Fund intends to invest typically offer additional yield spread versus other types of preferred securities due to the fact that payments made with respect to such preferred securities do not qualify for the Dividends Received Deduction. Accordingly, any corporate shareholder should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction. In addition, most distributions from the Fund are not expected to be excludable from an individual's taxable income under certain tax proposals currently under preliminary discussion by federal governmental officials. These discussions are preliminary, so their impact on the Fund and its stockholders cannot be predicted. Taxable preferred securities are a comparatively new asset class.

Taxable preferred securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

     Taxable preferred securities are typically issued by corporations. Taxable preferred securities may also be issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the "NYSE"), which trade and are quoted "flat" (i.e., without accrued dividend income) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

     Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities typically permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays may be adversely affected.

     Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not direct obligations of the operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the securities issued by the trust or special purpose entity), which enables the operating company to deduct for federal income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

     Accordingly, dividend payments made with respect to such taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's assets over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred security has a rating that is slightly below that of its corresponding operating company's senior debt securities.

     Traditional Fixed Rate Preferred Stock. Unlike taxable preferred securities, traditional fixed rate preferred securities have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the Dividends Received Deduction. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of their holdings close to a pre-specified price, typically equal to par or a stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to a specified date. Innovative preferred stock and convertible preferred stock are less liquid than the traditional fixed rate preferred stock.

     Adjustable Rate Preferred Stock. Unlike traditional fixed rate preferred stock, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. Adjustable rate preferred stock generally pay dividends that qualify for the Dividends Received Deduction. The adjustable feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates.

     The dividend rate on adjustable rate preferred stock typically is determined quarterly according to an adjustment formula established at the time of issuance of such securities that cannot be changed without approval of the holders thereof. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to: (1) rates on specific classes of debt securities issued by the U.S. Treasury securities, such as the highest base rate yield of the 90-day Treasury bill, the 10-year Treasury note, or either the 20-year or 30-year Treasury bond or (2) London Interbank Offered Rate, with limits (known as "collars") on the minimum dividend rate that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. As the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the preferred stock.

     The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different yield than the adjustment formulas produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short term and long term interest rates, as well as other factors. Most of the adjustable rate preferred stocks currently outstanding are perpetual.

     Auction Rate Preferred Stock. Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

                            ----------------------

     From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described herein that are typical for fixed rate, adjustable rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Description of Convertible Securities

     A convertible security is a bond, debenture, note or preferred stock that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

Description of Debt Securities

     The Fund may invest up to 20% of its total assets in debt securities with ratings equivalent to those of the preferred securities in which the Fund may invest. Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances, or time deposits, commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Description of Common Stocks

     The Fund may invest up to 20% of its total assets in common stocks. The Fund currently has no intention to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of a portfolio security or similar transaction. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Illiquid Securities

     The Fund may invest in preferred securities, debt securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.


                           OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

Investment Emphasis

     Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also expects to have significant exposure to the industries comprising the utilities sector. If adverse economic conditions prevail in the financial services industries sector at some future date, the Fund, for defensive purposes may temporarily invest less than 25% of its assets in the industires comprising the financial services sector.

     Financial Services. Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the industries comprising the financial services sector. The companies in the financial sector are companies principally engaged in financial services A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services. The financial services industries includes bank holding companies, commercial banks, industrial banks, savings institutions, credit unions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, commodity brokerage houses, investment advisory companies, leasing companies, life insurance companies, property insurance companies, casualty insurance companies, multi-line insurance companies and companies providing similar services.

     The Fund's emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these industries may also be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

     Utilities. From time to time the Fund also may have significant exposure to issuers in the industries comprising the utilities sector; however, the Fund may not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. These industries include companies primarily engaged in the generation, transmission, sale or distribution of electric energy; the distribution, purification and treatment of water, the provision of sewage management, treatment or other sanitary services; the production, transmission or distribution of natural gas; the provision of pollution control or abatement services; telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in the public broadcasting industry).

     The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, governmental regulation of rates charged to customers, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of utility services, technological innovations that may render existing plants, equipment or products obsolete, inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers, and the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

     There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Indexed and Inverse Floating Obligations

     The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds--that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to enhance its return. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis ( i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount ( i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See "Taxes."

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements. The credit default swap agreement may have as an underlying reference obligation a security that is not currently held by the Fund. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risks and Special Considerations of Leverage-- Effects of Leverage" since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Investments in Foreign Securities

     The Fund may invest without limitation in preferred securities and debt securities of issuers domiciled outside of the United States that are U.S. dollar denominated or provide for payment to the Fund in U.S. dollars. Investment in such preferred securities and debt securities involves certain risks not involved in domestic investments.

     Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to

10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

     Call Options. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining.

     The Fund also is authorized to write (i.e., sell), uncovered call options on securities that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference. When the Fund writes uncovered call options it is exposed to many of the same risks of leverage described under "Risks and Special Considerations of Leverage--Effects of Leverage."

     Put Options. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Fund also has authority to write ( i.e., sell) put options on the types of securities which may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Fund is also authorized to write (i.e., sell) uncovered put options on securities the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered call option as collateral. The principal reason for writing uncovered call options is to receive premium income and to acquire a security at a net cost below the current market value. The Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities at the exercise price. When the Fund writes uncovered put options it is exposed to many of the same risks of leverage described under "Risks and Special Consideration of Leverage--Effects of Leverage." The Fund may also purchase uncovered put options.

Financial Futures and Options Thereon

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation ( i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "-- Restrictions on the Use of Futures Transactions."

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions ( i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts ( i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "-- Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures
Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it uses generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund's losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to enhance return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund may also make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

     At times, the Fund expects to utilize leverage through borrowings or issuance of short term debt securities or shares of preferred stock. The Fund has the ability to utilize leverage in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from leverage). Under current market conditions, the Fund intends to utilize leverage in an initial amount up to approximately ____% of the value of its total assets (including the amount obtained from leverage). The Fund currently intends to issue preferred stock, as soon as practicable after the completion of this offering. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund's Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, the Investment Adviser believes that the spread inherent in the difference between the short term and medium term rates paid by the Fund as dividends on the preferred stock and the longer term rates received by the Fund may provide holders of common stock with a potentially higher yield.

     The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace from borrowings for leverage and the issuance of preferred stock.

     The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of common stock. Leverage will allow holders of common stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate of the preferred stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common stock, the effect of leverage will be to increase the amount of such gains distributed to holders of common stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. To the extent that the current dividend rate on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate on the preferred stock were to exceed the net return on the Fund's portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the cost of issuing the preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.

     In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock under the following circumstances:

     o if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common stock than that obtainable if the common stock were not leveraged,

     o if the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common stock, or

     o in order to maintain the asset coverage guidelines established by a nationally recognized statistical ratings organization that have rated the preferred stock.

     Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may also be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding, the fees paid the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred stock. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict.

     Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every 28 days) in an amount representing approximately ___% of the Fund's capital at an annual dividend rate of ___% payable on such preferred stock based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be ___%.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately ___% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of
expenses)............................    (10)%    (5)%   0%      5%     10%
Corresponding Common Stock Return.....   (__)%   (__)%  (_)%    __%    ___%

     Until the Fund issues shares of preferred stock or borrows, the Fund's common stock will not be leveraged and the special considerations related to leverage described in the prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term debt instruments in accordance with the Fund's investment objectives and policies.

Portfolio Management and Other Considerations

     If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund's Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

     o  market conditions,

     o  the ratio of preferred stock to common stock, and

     o  the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed.

     The Fund intends to apply for ratings of the preferred stock from one or more nationally recognized statistical ratings organizations. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the obligations held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately ___% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately ___% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

Other Investment Strategies

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risks and Special Considerations of Leverage--Effects of Leverage" above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement file for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33?% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made, with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connections with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions and Brokerage."

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                            ----------------------

     The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.


                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the industries comprising the securities of issuers in any one industry, except that the Fund may invest 25% or more of its total assets in the industries comprising the financial services sector; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on

     Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon, hedging techniques involving interest rate transactions and other hedging transaction.

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Change its policy of investing, under normal circumstances, at least 80% of the value of its assets in preferred securities, unless the Fund provides its shareholders with at least 60 days' prior written notice of such change. For these purposes, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

Non-Diversified Status

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to qualify as a regulated investment company ("RIC") under the Code. See "Dividends and Taxes -- Taxes." To qualify as a RIC under the Code, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.


                            DIRECTORS AND OFFICERS

     The Directors of the Fund consist of ____ individuals, ____ of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Fund was incorporated on January 23, 2003.

     Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.


                                                                                        Number of
                                              Term of                                   MLIM/FAM-
                                           Office** and                               Advised Funds
   Name, Address* and    Position(s) Held    Length of     Principal Occupation(s)    and Portfolios         Public
           Age            with the Fund     Time Served    During Past Five Years        Overseen         Directorships
----------------------  ----------------- --------------  ------------------------  -----------------  ------------------


                                              [TO BE PROVIDED BY AMENDMENT]



*    The address of each Director is P.O. Box 9095, Princeton, New Jersey
     08543-9095.
** Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's By-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.



                                                                                        Number of
                                              Term of                                   MLIM/FAM-
                                             Office and                               Advised Funds
   Name, Address+ and    Position(s) Held    Length of     Principal Occupation(s)    and Portfolios         Public
           Age            with the Fund     Time Served    During Past Five Years        Overseen         Directorships
----------------------  ----------------- --------------  ------------------------  -----------------  ------------------


                                              [TO BE PROVIDED BY AMENDMENT]



--------------------
+ The address of each Officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
* ____________ is a director, trustee or member of an advisory board of certain other FAM/MLIM-advised funds. ___________is an "interested person," as defined in the 1940 Act, of the Fund based on
     --------------------------------.
** Elected by and serves at the pleasure of the Board of Directors of the Fund.
*** As Director, _______________ serves until his successor is elected and qualified or until his death or resignation, or removal as provided in the Fund's By-laws or charter or by statute, or until December 31, of the year in which he turns 72.

     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

     Share Ownership. Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.


                                                                                      Aggregate Dollar Range of
                                                Aggregate Dollar Range                Securities in Supervised
Name                                             of Equity in the Fund                   Merrill Lynch Funds
---------                                    ------------------------------        ------------------------------

Interested Director:
                                             [TO BE PROVIDED BY AMENDMENT]
Non-Interested Directors:
                                             [TO BE PROVIDED BY AMENDMENT]


     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned outstanding shares of the Fund. The officers and Directors of the Fund as a group (___ persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. ("ML & Co.").

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

     The Fund pays each non-interested Director a fee of $______ per year plus $______ per Board meeting attended. The Fund also compensates each member of the Committee, which consists of all of the non-interested Directors, at a rate of $______ per year plus $_____ per meeting attended. The Fund also pays the Chairman of the Committee an annual fee of $______. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.


                                                                                                          Aggregate
                                                                                                      Compensation from
                                                           Pension or Retirement      Estimated         Fund and other
                             Position      Compensation     Benefits Accrued as    Annual Benefits     FAM/MLIM-Advised
Name                        with Fund       from Fund      Part of Fund Expense    upon Retirement          Funds
--------------------    ----------------  ---------------  ---------------------  ------------------  -------------------


                                               [TO BE PROVIDED BY AMENDMENT]


-------------------------



                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of November 2002, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $465 billion in investment company and other portfolio assets under management. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and

Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. ____________ and _____________ are the portfolio managers for the Fund and are primarily responsible for the Fund's day-to-day management.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.___% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     In connection with the Board of Director's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board of Directors considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates will provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Fund's Board of Directors also considered the Investment Adviser's costs of providing such services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. In connection with its consideration of the

Investment Advisory Agreement, the Board of Directors also compared the Fund's advisory fee rate to those of comparable funds investing in preferred securities and similar instruments. Based in part on this comparison, and taking into account the various services to be provided to the Fund by the Investment Advisor and its affiliates, the Fund's Board of Directors concluded that the advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Fund's Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

     The Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount the Investment Adviser actually receives pursuant to the Investment Advisory Agreement. As of November 2002, MLAM U.K. and its affiliates had a total of approximately $82.5 billion in investment company and other portfolio assets under management. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund, the Investment Adviser and MLAM U.K. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.


                            PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

     Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than ________%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.


                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of all or a portion of its net investment income remaining after the payment of dividends on the preferred stock. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay interest or dividends on such securities, changes in interest rates including changes in the relationship between short term rates and long term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common stock discussed above under "Other Investment Policies -- Leverage", the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                                     TAXES

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class' proportionate share of particular types of income, including net long term capital gains and ordinary income dividends eligible for the dividends received deduction, discussed below. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, including the different categories of capital gains, and any dividends eligible for the dividends received deduction will be allocated between the holders of common stock and any preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends (including the amount of capital gain dividends in the different categories of capital gain referred to above), as well as dividends eligible for the dividends received deduction, if any.

     Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

     A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate any dividends eligible for the dividends received deduction between the holders of common stock and any preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of common stock (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the "debt-financed portfolio stock" rules of section 246A of the Code with respect to its investment in common stock and (d) is otherwise entitled to the Dividends Received Deduction can claim a deduction in an amount equal to 70% of the dividends received on shares of common stock which are designated by the Fund as qualifying for the Dividends Received Deduction. However, the Fund expects its portfolio to consist primarily of "hybrid" or taxable preferred stock. Consequently, most of the Fund's distributions generally will not qualify for the Dividends Received Deduction. In addition, most dividends from the Fund are not expected to be excludable from an individual's taxable income under certain proposals currently under preliminary discussion by federal government officials. Because of the preliminary stage of the discussions, the impact of the proposals on the Fund and its stockholders cannot be predicted.

     If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. See "Other Investment Policies-- Leverage." Additionally, if any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restriction of its dividend payments.

     As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. In the event the Fund determines to issue preferred stock, the Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income between common stock and any preferred shares according to a method similar to that described above for the allocation of capital gains and other types of income.

     The Fund may invest in debt instruments rated in the lower rating categories of nationally recognized rating organizations and in unrated securities, including high yield bonds (commonly referred to as "junk" bonds). Some of these junk bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds is a domestic corporation, such amounts will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its stockholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

     The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a RIC.

Tax Treatment of Options and Futures Transactions

     The Fund may write (i.e., sell) call and put options on securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and gain or loss from Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in swaps, options and futures. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swaps, options and futures.

Special Rules for Certain Foreign Currency Transactions

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to stockholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders, thereby reducing the basis of each stockholder's Fund shares, and resulting in a capital gain for any stockholder who received a distribution greater than the stockholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                            ----------------------

     The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Additionally, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by ______________________, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by ______________________, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to ______________________, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of common stock commence trading on the NYSE, participants in the Plan will receive any dividends in newly issued shares.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at ___________________.


                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of shares of common stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class [A] initial sales charge shares of certain FAM/ MLIM advised open-end mutual funds ("Eligible Class [A] Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class [A] Shares. Second, the Original Shares must either have been acquired in this offering or be shares representing reinvested dividends from shares of common stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class [A] shares of certain of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class [A] Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares commence trading on the NYSE, the distributor for the mutual funds will advise Merrill Lynch Financial Advisors as to those mutual funds that offer the investment option described above.


                               NET ASSET VALUE

     Net asset value per share is determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on the last business day in each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Fund determines and makes available for publication the net asset value of its shares of common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     Portfolio securities (other than short term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.

     The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.


                         DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Other Investment Policies -- Leverage."

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Other Investment Policies-- Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing __________ shares of common stock of the Fund for $__________. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

     It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

     The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately _______% of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of common stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Charter (as defined below)), the initial series of preferred stock will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below. The Fund's Articles of Incorporation, as amended, together with any Articles Supplementary, is referred to below as the "Charter."

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund's directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment. The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

Certain Provisions of the Articles of Incorporation and By-Laws

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o  a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Articles of Incorporation and By-Laws provide that the Board of Directors has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Articles of Incorporation, nor any of the foregoing provisions of the Articles requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

     The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public the day upon which disclosure of the date of the meeting is first made. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.


                                   CUSTODIAN

     The Fund's securities and cash are held under a custodian agreement with
_____________________.


                                 UNDERWRITING

     The Fund intends to offer the shares through Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"). The Underwriter has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase _________ shares of common stock from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

     The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer's certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The Underwriter has advised the Fund that it proposes initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $ per share. The Underwriter may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales
charge or underwriting discount of $ per share, which is equal to      % of
the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before _______, 2003.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the Underwriter of its overallotment option.


                                                               Per Share        Without Option        With Option
                                                              -----------      ----------------      --------------
         Public offering price                                  $15.00                $              $

         Underwriting discount                                     $                  $              $

         Proceeds, before expenses, to the Fund                    $                  $              $



     The expenses of the offering, excluding underwriting discount, are estimated at $_______ and are payable by the Fund.

Overallotment Option

     The Fund has granted the Underwriter an option to purchase up to ______ additional shares at the public offering price less the underwriting discount. The Underwriter may exercise the option for 45 days from the date of this prospectus solely to cover any overallotments.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the Underwriter from bidding for and purchasing the Fund's shares. However, the Underwriter may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the Underwriter creates a short position in the shares in connection with the offering, i.e., if it sells more shares than are listed on the cover of this prospectus, the Underwriter may reduce that short position by purchasing shares in the open market. The Underwriter may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The Underwriter may also impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares in the open market to reduce the Underwriter's short position or to stabilize the price of the shares, it may reclaim the amount of the selling concession from the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares on the NYSE or another national securities exchange. However, during an initial period that is not expected to exceed two weeks from the date of this prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, before it begins trading, the Underwriter does not intend to make a market in the Fund's shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions." The Underwriter is an affiliate of the Investment Adviser.


            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Fund's shares is _________________________________.

                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.


                                LEGAL OPINIONS

     Certain legal matters in connection with the shares offered hereby are passed on for the Fund and the Underwriter by Sidley Austin Brown & Wood LLP, New York, New York.


                       INDEPENDENT AUDITORS AND EXPERTS

     The statement of assets and liabilities of the Fund as of _____________, 2003 included in this prospectus has been audited by _____, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.


                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of ___________ Stock Exchange, ________.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder,
Preferred Income Strategies Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Preferred Income Strategies Fund, Inc. (the "Fund"), as of ______________, 2003 This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Fund, as of ___________, 2003, in conformity with accounting principles generally accepted in the United States of America.


New York, New York

_______________, 2003


                            Preferred Income Strategies Fund, Inc.

                          Statement of Assets Fund, and Liabilities

                                        ___________, 2003

ASSETS:                                                                                       $
   Cash

   Prepaid registration fees and Offering Costs (Note 1)

     Total assets

LIABILITIES:

   Liabilities and accrued expenses (Note 1)

NET ASSETS:                                                                                   $

NET ASSETS CONSIST OF:                                                                        $

Common Stock, par value $.10 per share; 200,000,000 shares authorized;            shares      $
   issued and outstanding (Note 1)

Paid-in Capital in excess of par                                                              $

Net Assets-Equivalent to $            net asset value per share based on          shares      $
   of capital stock outstanding (Note 1)

                 Notes to Statement of Assets and Liabilities

Note 1. Organization

     The Fund was incorporated under the laws of the State of Maryland on January 23, 2003, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of ________ shares for $__________ on __________, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

     The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $________. Direct costs relating to the public offering of the Fund's shares will be charged to Capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate equal to 0.___% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Note 3. Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

                    Preferred Income Strategies Fund, Inc.


                                 Common Stock


                                  PROSPECTUS


                              Merrill Lynch & Co.


                               April ____, 2003

                                                                          Code

                                  APPENDIX A

                             RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc.'s ("Moody's") Long Term Debt Ratings

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.
A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to preferred stock, financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933, as amended, or issued in conformity with any other applicable law or regulation. Moody's makes no representation that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor's Ratings Services ("Standard & Poor's") Credit Issue Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long term or short term. Short term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short term rating addresses the put feature, in addition to the usual long term rating. Medium term notes are assigned long term ratings.

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative
B CCC characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such B obligations
CCC will likely have some quality and protective characteristics, these may be CC outweighed by large uncertainties or major exposures to adverse conditions.
C
BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC An obligation rated `CC' is currently highly vulnerable to nonpayment.
C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
         Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.
N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Local Currency and Foreign Currency Risks

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An insurer's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Through and including ______________________, 2003 (the 90th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                           PART C. OTHER INFORMATION

ITEM 24. Financial Statements And Exhibits.

      (1)      Financial Statements

               Independent Auditors' Report

               Statement of Assets and Liabilities as of ________, 2003.

         Exhibits

     Exhibits                                            Description

       (a)    --   Articles of Incorporation of the Registrant.
       (b)    --   By-Laws of the Registrant.
       (c)    --   Not applicable.
       (d)(1) --   Portions of the Articles of Incorporation and By-Laws of the
                   Registrant defining the rights of holders of shares of
                   common stock of the Registrant.(a)
       (d)(2) --   Form of specimen certificate for shares of common stock of the Registrant.*
       (e)    --   Form of Dividend Reinvestment Plan.*
       (f)    --   Not applicable.
       (g)(1) --   Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM") or the Investment
                   Adviser.*
       (g)(2) --   Form of Sub-Advisory Agreement between FAM and Merrill Lynch
                   Asset Management U.K. Limited ("MLAM U.K.").*
       (h)(1) --   Form of Purchase Agreement between the Registrant and
                   Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                   Lynch").*
       (h)(2) --   Form of Merrill Lynch Standard Dealer Agreement.*
       (i)    --   Not applicable.
       (j)    --   Form of Custodian Contract between the Registrant and
                   ____________.*
       (k)(l) --   Form of Registrar, Transfer Agency, Dividend Disbursing
                   Agency and Shareholder Servicing Agency Agreement between
                   the Registrant and o.*
       (k)(2) --   Form of Administrative Services Agreement between the
                   Registrant and __________.*
       (l)    --   Opinion and Consent of Sidley
                   Austin Brown & Wood LLP.*
       (m)    --   Not applicable.
       (n)    --   Consent of ________, independent auditors for the
                   Registrant.*
       (o)    --   Not applicable.
       (p)    --   Certificate of FAM.*
       (q)    --   Not applicable.
       (r)    --   Code of Ethics*
------------------------------------------------------------------
(a) Reference is made to Article IV (sections 2, 3, 4, 5, 6 and 7), Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article
     III (sections 1, 3, 5 and 17), Article VI (section 2), Article VII,
     Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement.

*    To be provided by Amendment.

ITEM 25. Marketing Arrangements.

     See Exhibits (h)(1) and (2).

ITEM 26. Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                           $*
_________ Stock Exchange listings fee                       *
Printing (other than stock certificates)                    *
Engraving and printing stock certificates                   *
Legal fees and expenses                                     *
Accounting fees and expenses                                *
NASD fees                                                   *
Miscellaneous                                               *

Total                                                       $*
-------------------------
*  To be provided by amendment

ITEM 27. Persons Controlled by or Under Common Control with Registrant.

         The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital
Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

ITEM 28. Number of Holders of Securities.

         There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. Indemnification.

         Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of
Incorporation, Article VI of the Registrant's By-Laws, Article IV of the Investment Advisory Agreement and Section 6 of the Purchase Agreement, which provide for indemnification.

         Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, of (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         In Section IV of the Investment Advisory Agreement, the Registrant agrees to indemnify the Investment Adviser for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. Business And Other Connections Of The Investment Adviser.

         FAM (the "Investment Adviser"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as subadviser to certain other portfolios.

         Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

         The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

         Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies for which FAM, MLIM or an affiliate acts as investment adviser, and Mr. Doll is an officer of one or more such companies.


             Name                       Position(s) with                     Other Substantial Business,
                                       Investment Adviser                 Profession, Vocation Or Employment

Merrill Lynch & Co., Inc.        Limited Partner                 Financial Services Holding Company; Limited Partner
("ML & Co.")                                                     of Merrill Lynch Investment Manager, L.P. ("MLIM")

Princeton Services               General Partner                 General Partner of MLIM

Robert C. Doll, Jr.              President                       President of FAM; Co-Head (Americas Region) of MLIM
                                                                 from 2000 to 2001 and Senior Vice President
                                                                 thereof from 1999 to 2000; Director of
                                                                 Princeton Services; Chief Investment Officer of
                                                                 OppenheimerFunds, Inc. in 1999 and Executive
                                                                 Vice President thereof from 1991 to 1999


                                     C-3

(Table continued)


             Name                       Position(s) with                     Other Substantial Business,
                                       Investment Adviser                 Profession, Vocation Or Employment

Donald C. Burke                  First Vice President and        First Vice President, Treasurer and Director of
                                 Treasurer                       Taxation of MLIM; Treasurer of Princeton Services;
                                                                 Senior Vice President and Treasurer of Princeton
                                                                 Services from 1997 to 2002; Vice President of
                                                                 FAMD; Senior Vice President of MLIM from
                                                                 1999 to 2000; First Vice President of
                                                                 MLIM from 1997 to 1999

Lawrence D. Haber                Chief Financial Officer         Chief Financial Officer of MLIM; Global Controller
                                                                 for the Merrill Lynch International Banks; Director
                                                                 of Merrill Lynch's International Accounting; Financial
                                                                 Controller and Deputy Controller of Merrill Lynch
                                                                 (Europe/Middle East); Chief Financial Officer of
                                                                 Merrill Lynch International Private Client Group
                                                                 and Deputy Controller; Chief Financial Officer of
                                                                 Merrill Lynch Hubbard; Chief Financial Officer of
                                                                 Merrill Lynch's Capital Management Group; Senior
                                                                 Financial Officer of Merrill Lynch Asset Management;
                                                                 Domestic and International positions; Auditor for
                                                                 Coopers & Lybrand

Brian A. Murdock                 Senior Vice President           Senior Vice President of MLIM and Chief Operating
                                 and Chief Operating Officer     Officer of MLIM Americas; Chief Investment Officer of
                                                                 EMEA Pacific Region and Global CIO for Fixed Income
                                                                 and Alternative Investments; Head of MLIM's Pacific
                                                                 Region and President of MLIM Japan, Australia and Asia



Philip L. Kirstein               General Counsel                 General Counsel of MLIM; Senior Vice President of
                                                                 Princeton Services; Vice President of FAMD

Debra W. Landsman-Yaros          Senior Vice President           Senior Vice President of MLIM; Senior Vice
                                                                 President of Princeton Services; Vice President of
                                                                 FAMD

Stephen M. M. Miller             Senior Vice President           Executive Vice President of Princeton
                                                                 Administrators; Senior Vice President of Princeton
                                                                 Services


         Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs.

         MLIM, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

         FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

         The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

         The address of the Investment Adviser, MLIM, Princeton Services and Princeton Administrators is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAMD is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of ML & Co. is World Financial Center, North Tower 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, FDS is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

         The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The Address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

         Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two fiscal years, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is an officer of one or more of the registered investment companies described in this Item 30:

             Name                      Position(s) with                      Other Substantial Business,
                                           MLAM U.K.                     Profession, Vocation Or Employment


Nicholas C.D. Hall               Director                       Director of Mercury Asset Management Ltd. and the
                                                                Institutional Liquidity Fund PLC; First Vice
                                                                President and General Counsel for Merrill Lynch
                                                                Mercury Asset Management

James T. Stratford               Director                       Director of Mercury Asset Management Group Ltd.;
                                                                Head of Compliance, Merrill Lynch Mercury Asset
                                                                Management

Donald C. Burke                  Treasurer                      First Vice President and Treasurer of the Manager
                                                                and FAM; Director of Taxation of the Manager; Senior
                                                                Vice President and Treasurer of Princeton Services;
                                                                Vice President of FAMD

Carol Ann Langham                Company Secretary              None

Debra Anne Searle                Assistant Company Secretary    None

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 24th day of January, 2003.

                                    PREFERRED INCOME STRATEGIES FUND, INC.
                                           (Registrant)



                                      By: /s/BRADLEY J. LUCIDO
                                          --------------------------------
                                          (Bradley J. Lucido, President)

         Each person whose signature appears below hereby authorizes Bradley
J. Lucido, Phillip S. Gillespie and Brian D. Stewart, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


              Signatures                                      Title                                   Date

         /s/ Bradley J. Lucido                        President and Director                    January 24, 2003
         ---------------------
          (Bradley J. Lucido)

       /s/ Phillip S. Gillespie                       Treasurer and Director                    January 24, 2003
       ------------------------
        (Phillip S. Gillespie)

         /s/ Brian D. Stewart                         Secretary and Director                    January 24, 2003
         --------------------
          (Brian D. Stewart)


                                 Exhibit Index


(a) -- Articles of Incorporation of the Registrant.
(b) -- By-laws of the Registrant.